UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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MAC-GRAY CORPORATION
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Mac-Gray Corporation provided the following slides to Institutional Shareholder Services on May 13, 2013.

Mac-Gray Corporation Supplement to ISS Proxy Advisory Presentation of May 9, 2013 May 13, 2013

Safe Harbor Statement and Non-GAAP Information This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Company’s multi-pronged strategy, the return of value to shareholders and the Company’s 2013 Annual Meeting. The Company intends such forward-looking statements to be covered by the Safe Harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of complying with these Safe Harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, may be identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “project,” or similar expressions. Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties and other factors that could cause actual results to differ materially from such forward-looking statements. Certain factors which could cause actual results to differ materially from the forward-looking statements include, but are not limited to, general economic conditions, changes in multi-housing vacancy rates, the Company’s ability to renew long-term customer contracts, and those risks set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 under “Risk Factors” and in other reports subsequently filed with the U.S. Securities and Exchange Commission (the “SEC”). Mac-Gray undertakes no obligation to update any forward-looking statements, which speak only as of the date of this presentation. This presentation is intended to supplement Mac-Gray’s presentation to ISS Proxy Advisory filed with the SEC on May 9, 2013 (the “ISS Presentation”). See Appendix 1 and 2 to the ISS Presentation for definitions of and information regarding the non-GAAP financial measures contained in this presentation, together with a reconciliation of such non-GAAP measures to GAAP measures. 2

Important Shareholder Information The Company will hold its 2013 Annual Meeting of Stockholders on May 30, 2013. On April 29, 2013, the Company filed with the SEC and mailed to its shareholders a definitive proxy statement in connection with the Annual Meeting and the solicitation of proxies (the “2013 Proxy Statement”). The 2013 Proxy Statement contains important information about Mac-Gray, the Annual Meeting and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE 2013 PROXY STATEMENT AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION. The 2013 Proxy Statement and other relevant solicitation materials (when they become available), and any and all documents filed by the Company with the SEC, may be obtained by investors and security holders free of charge at the SEC’s web site at www.sec.gov. In addition, Mac-Gray’s filings with the SEC, including the 2013 Proxy Statement and other relevant solicitation materials (when they become available), may be obtained, without charge, from Mac-Gray by directing a request to the Company at 404 Wyman Street, Suite 400, Waltham, Massachusetts 02451, Attention: Secretary. Such materials are also available at www.macgray.com/proxy. 3

Summary Dissident Overlooks the Impact of Higher Rents and Stagnant Wages and on Mac-Gray’s Potential Customers Dissident Mischaracterizes the Performance of Mac-Gray’s Acquisitions and Strategy Mac-Gray Share Price Has Outperformed the Broader Market Indices in Three of the Past Four Years The Mac-Gray Board’s Rejection of Proposals from Coinmach and KP Capital Was In the Best Interests of Shareholders 4

Dissident’s Use of National Apartment Vacancy Rate Statistics Presents an Incomplete Economic Picture Vacancy Rates Vary Widely by Market Mac-Gray’s Equipment Typically Serves Class B and C Apartments Rising Rents and Rising Food Costs, Coming Out of Stagnant Wages, Influence How Much Discretionary Income Consumers Have to Spend on Laundering 5

While Multi-Family Vacancy Rates Have Improved in Recent Quarters Source: National Association of Homebuilders 6 National Multifamily Vacancy Indices

Soaring Rents and Stagnant Wages Reduce the Dollars Available for Discretionary Purchases Such as Laundering 7 Source: Bureau of Labor Statistics

Mac-Gray Has Followed the Strategic Path Advocated by Our Institutional Shareholders 2004-2008 CAGR: 18.8% 2004-2008 Grow Through Acquisitions 2008-2012 Focus on Deleveraging Post-Recession 3.4x 3.2x 3.1x 3.8x 2.8x Declining Leverage Ratio Revenues: 2004-2012 8

Mac-Gray Has Outperformed the Broader Market Indices in Three of the Past Four Years $100 invested on $12/31/07 in stock or index, including reinvestment of dividends 9

Board Acted in the Best Interests of Shareholders in Rejecting Proposals from Coinmach and KP Capital Coinmach’s Unsolicited Offer to Acquire Mac-Gray for $13-$13.75 Per Share Was Grossly Inadequate and Deeply Undervalued Board concluded that Coinmach’s 2006 proposal failed to recognize Mac-Gray's significant growth in the period leading up to the offer Mac-Gray’s stock price traded above the high end of the proposed range within 60 trading days of the offer and was 20% above $13.75 within 120 trading days of the offer KP Capital’s Unsolicited Acquisition Proposal for Mac-Gray in 2011 Completely Lacked Credibility Benjamin Kovler, KP Capital’s Managing Member, declined to identify the firm’s financing sources or show that it had any financing in place Board unanimously rejected the proposal, determining it was not serious and therefore did not warrant a confidentiality agreement or any access to the Company Outside counsel and two outside financial advisors supported the Board’s conclusion 10

Despite a Challenging Economy, Management and the Board are Executing Multi-Pronged Strategy 1 Maintain the Relative Size of the Portfolio and Strategically Grow the Business While Increasing Profitability – Adjusted EPS Has Grown from $0.06 to $0.43 from 2009-2012 2 Strengthen the Balance Sheet by Managing Debt and Improving Leverage Ratio – Reduced Leverage Ratio from 3.8x to 2.8x from 2008 to 2012 3 Return Value to Shareholders in the Form of Dividend Increases 11